Exhibit 99.1
Viant Technology Announces First
Quarter 2025 Financial Results

Revenue growth of 32% and gross profit growth of 30% year-over-year
Contribution ex-TAC growth of 25% and adjusted EBITDA growth of 76% year-over-year
CTV eclipsed 45% of total advertiser spend(1)
Increased share repurchase authorization by $50 million, underscoring continued commitment to shareholder returns

IRVINE, Calif., May 6, 2025 – Viant Technology Inc. (Nasdaq: DSP), a leader in AI-powered programmatic advertising, today reported financial results for its first quarter ended March 31, 2025.
"Viant delivered record first quarter results, with revenue, contribution ex-TAC and adjusted EBITDA surpassing the high end of our guidance for the quarter," said Tim Vanderhook, Co-Founder and CEO, Viant. "We are exhibiting secular growth, propelled by a strategic alignment to proliferating digital channels including CTV, streaming audio and digital-out-of-home, which collectively represent the majority of advertiser spend on our platform. At the same time, utilization of Viant's industry leading audience and contextual addressability solutions, Household ID and IRIS ID, continues to ramp, and ViantAI remains in the early stages of adoption. With unique exposure to secular tailwinds and differentiated technology, we believe Viant is well positioned to outperform the broader advertising industry."
First Quarter 2025 Financial Highlights, year-over-year (in thousands, except percentages and per share data):

	2025	2024	Change (%)

	(NM = Not Meaningful)
GAAP
Revenue	$70,642	$53,393	32%
Gross profit	$30,562	$23,513	30%
Net loss	$(3,307)	$(3,214)	(3)%
Net loss as a percentage of gross profit	(11)%	(14)%	NM
Net loss attributable to Viant Technology Inc.	$(1,190)	$(947)	(26)%
Earnings (loss) per share of Class A common stock—basic	$(0.07)	$(0.06)	(17)%
Earnings (loss) per share of Class A common stock—diluted	$(0.07)	$(0.06)	(17)%
Class A and Class B common shares outstanding (as of March 31)	63,135
Cash and cash equivalents (as of March 31)	$173,878

Non-GAAP(2)
Contribution ex-TAC	$42,729	$34,121	25%
Adjusted EBITDA	$5,402	$3,075	76%
Adjusted EBITDA as a percentage of contribution ex-TAC	13%	9%	NM
Non-GAAP net income	$2,816	$1,348	109%
Non-GAAP earnings (loss) per share of Class A common stock—basic	$0.04	$0.02	100%
Non-GAAP earnings (loss) per share of Class A common stock—diluted	$0.03	$0.02	50%

Recent Business Highlights:
•Connected TV ("CTV") eclipsed 45% of total advertiser spend on the platform in the first quarter, reaching a new all-time high as a percent of total advertiser spend.
•Generated adjusted EBITDA growth of 76% and expanded adjusted EBITDA as a percentage of contribution ex-TAC by 360 basis points year-over-year.
•Purchased 3.5 million shares of Class A common stock from May 1, 2024 through May 2, 2025 for a total of $46.5 million, including $24.9 million year-to-date through May 2, 2025.
•Approved an increase to the existing share repurchase program on May 5, 2025, enabling the Company to repurchase up to an additional $50 million of the Company's common equity.
•Winner of the AI Excellence Award for ViantAI, as part of the 2025 Artificial Intelligence Excellence Awards, presented by the Business Intelligence Group.
"We continued to build momentum in the first quarter," stated Larry Madden, CFO of Viant. "Contribution ex-TAC increased 25% year-over-year, marking our seventh consecutive quarter of growth above 20%. Concurrently, adjusted EBITDA increased 76% year-over-year and has grown by more than 30% for nine consecutive quarters. Given our confidence in the trajectory of the business, coupled with recent stock market volatility, we seized the opportunity to repurchase 1.8 million shares year-to-date, deploying $24.9 million through our buyback program."
For the second quarter 2025, the Company expects:
•Revenue in the range of $77.0 million to $80.0 million
•Contribution ex-TAC in the range of $47.5 million to $49.5 million
•Non-GAAP operating expenses in the range of $37.0 million to $38.0 million
•Adjusted EBITDA in the range of $10.5 million to $11.5 million
Contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income, and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted are non-GAAP financial measures. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with U.S. generally accepted accounting principles ("GAAP"). Reconciliations of these non-GAAP financial measures to Viant’s financial results as determined in accordance with GAAP are included at the end of this press release under “Reconciliation of Non-GAAP Financial Measures.” For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see “Non-GAAP Financial Measures” in this press release. We are not able to estimate gross profit, total operating expenses or net income (loss) on a forward-looking basis or reconcile the guidance provided for contribution ex-TAC, non-GAAP operating expenses, or adjusted EBITDA to the closest corresponding GAAP financial measures on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from these non-GAAP financial measures; in particular, the impact of future traffic acquisition costs and other platform operations expenses, as well as the measures and effects of our stock-based compensation related to equity grants that are directly impacted by unpredictable fluctuations in our share price and the potential forfeitures of equity grants. We expect the variability of the above charges could have a significant and potentially unpredictable impact on our future GAAP financial results.
(1)We define advertiser spend as the total amount billed to our customers for activity on our platform inclusive of the costs of advertising media, third-party data, other add-on features and our platform fee we charge customers.
(2)For a discussion on how we define, use and calculate these non-GAAP financial measures and a reconciliation thereof to the most directly comparable GAAP financial measures, see “Non-GAAP Financial Measures” and the supplementary schedules under “Reconciliation of Non-GAAP Financial Measures” in this press release.
Supplemental Financial and Other Information:
Supplemental financial and other information can be accessed through Viant’s Investor Relations website at investors.viantinc.com.
As of March 31, 2025, there were 16,415,283 shares of the Company's Class A common stock outstanding and 46,720,212 shares of the Company's Class B common stock outstanding. For more information, please refer to our Quarterly Report on Form 10-Q expected to be filed with the Securities and Exchange Commission ("SEC") on May 6, 2025.

Conference Call and Webcast Details:
Viant will host a conference call and webcast to discuss its financial results on Tuesday, May 6, 2025 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live webcast of the call can be accessed from Viant’s Investor Relations website. An archived version of the webcast will be available from the same website after the call. Viant Technology has used, and intends to continue to use, the “Investor Relations” section of its website at investors.viantinc.com, its LinkedIn account, the LinkedIn account of its Chief Executive Officer, Tim Vanderhook, the LinkedIn account of its Chief Operating Officer, Chris Vanderhook, its X (formerly known as Twitter) account (@viant_tech), and Chris Vanderhook's X account (@cvanderhook) to post information that may be important to investors. Investors and potential investors are encouraged to consult Viant Technology’s website and the foregoing LinkedIn and X accounts regularly for important information.
About Viant
Viant Technology Inc. (NASDAQ: DSP) is a leader in AI-powered programmatic advertising, dedicated to driving innovation in digital marketing. Viant’s omnichannel platform built for CTV allows marketers to plan, execute and measure their campaigns with unmatched precision and efficiency. With the launch of ViantAI, Viant is building the future of fully autonomous advertising solutions, empowering advertisers to achieve their boldest goals. Viant was recently awarded Best Demand-Side Platform by MarTech Breakthrough, Great Place to Work® certification and received the Business Intelligence Group’s AI Excellence Award. Learn more at viantinc.com.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “guidance,” “believe,” “expect,” “estimate,” “project,” “plan,” “will,” or words or phrases with similar meaning.
Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements contained in this press release relate to, among other things, Viant’s projected financial performance and operating results, including our guidance for revenue, contribution ex-TAC, non-GAAP operating expenses, and adjusted EBITDA, as well as statements regarding Viant’s momentum, growth prospects and drivers, strategy, repurchases of stock under the stock repurchase program and anticipated performance against the broader advertising industry in a period of macroeconomic uncertainty. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, the market for programmatic advertising may develop slower or differently than Viant’s expectations, the demands and expectations of customers, the ability to attract and retain customers, the impact of information and data privacy trends and regulations on our business and competitors and other economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Investors are referred to our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. We do not intend and undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law.
Media Contact:
Marielle Lyon
press@viantinc.com
Investor Contact:
Nick Zangler
investors@viantinc.com

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three Months Ended March 31,
	2025	2024
Revenue	$70,642	$53,393
Operating expenses(1):
Platform operations	40,080	29,880
Sales and marketing	14,229	12,899
Technology and development	6,911	5,232
General and administrative	14,281	11,074
Total operating expenses	75,501	59,085
Loss from operations	(4,859)	(5,692)
Other expense (income), net:
Interest income, net	(1,724)	(2,381)
Other expense, net	325	2
Total other expense (income), net	(1,399)	(2,379)
Loss before income taxes	(3,460)	(3,313)
Provision for (benefit from) income taxes	(153)	(99)
Net loss	(3,307)	(3,214)
Less: Net loss attributable to noncontrolling interests	(2,117)	(2,267)
Net loss attributable to Viant Technology Inc.	$(1,190)	$(947)
Earnings (loss) per share of Class A common stock:
Basic	$(0.07)	$(0.06)
Diluted	$(0.07)	$(0.06)
Weighted-average shares of Class A common stock outstanding:
Basic	16,439	15,949
Diluted	16,439	15,949
(1) Stock-based compensation and depreciation and amortization included in operating expenses are as follows (in thousands):

	Three Months Ended March 31,
	2025	2024
Stock-based compensation:
Platform operations	$892	$406
Sales and marketing	1,500	755
Technology and development	758	500
General and administrative	2,489	2,779
Total stock-based compensation	$5,639	$4,440

	Three Months Ended March 31,
	2025	2024
Depreciation and amortization:
Platform operations	$3,572	$3,526
Sales and marketing	74	—
Technology and development	590	431
General and administrative	88	189
Total depreciation and amortization	$4,324	$4,146

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited; in thousands, except share and per share data)

	As of March 31,	As of December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$173,878	$205,048
Accounts receivable, net of allowances	131,291	146,951
Prepaid expenses and other current assets	10,593	10,490
Total current assets	315,762	362,489
Property, equipment, and software, net	32,645	31,482
Operating lease assets, net	22,595	23,663
Intangible assets, net	3,434	3,048
Goodwill	19,190	19,190
Other assets	889	932
Total assets	$394,515	$440,804
Liabilities and stockholders’ equity
Liabilities
Current liabilities:
Accounts payable	$59,993	$71,320
Accrued liabilities	38,689	47,352
Accrued compensation	8,348	11,513
Deferred revenue	251	581
Current portion of operating lease liabilities	4,715	4,730
Other current liabilities	4,726	9,955
Total current liabilities	116,722	145,451
Long-term debt	—	—
Long-term portion of operating lease liabilities	20,278	21,278
Total liabilities	137,000	166,729
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.001 par value	—	—
Authorized shares — 10,000,000
Issued and outstanding — none
Class A common stock, $0.001 par value	18	18
Authorized shares — 450,000,000
Issued — 18,210,074 and 17,933,825
Outstanding — 16,415,283 and 16,368,452
Class B common stock, $0.001 par value	47	47
Authorized shares — 150,000,000
Issued and outstanding — 46,720,212 and 46,753,841
Additional paid-in capital	128,559	125,386
Accumulated deficit	(64,660)	(50,566)
Treasury stock, at cost; 1,794,791 and 1,565,373 shares held	(27,513)	(21,046)
Total stockholders’ equity attributable to Viant Technology Inc.	36,451	53,839
Noncontrolling interests	221,064	220,236
Total equity	257,515	274,075
Total liabilities and stockholders’ equity	$394,515	$440,804

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited; in thousands)

	Three Months Ended March 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(3,307)	$(3,214)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	4,324	4,146
Stock-based compensation	5,639	4,440
Provision for doubtful accounts	390	(87)
Loss on disposal of assets	—	6
Noncash lease expense	1,126	988
Changes in operating assets and liabilities:
Accounts receivable	15,269	4,051
Prepaid expenses and other assets	(60)	(1,759)
Accounts payable	(11,595)	4,337
Accrued liabilities	(9,293)	(3,244)
Accrued compensation	(3,784)	(3,987)
Deferred revenue	(330)	(135)
Operating lease liabilities	(1,073)	(1,020)
Other liabilities	(1,758)	(684)
Net cash provided by (used in) operating activities	(4,452)	3,838
Cash flows from investing activities:
Purchases of property and equipment	(124)	(530)
Capitalized software development costs	(3,599)	(3,532)
Cash paid for acquisitions	(315)	—
Net cash used in investing activities	(4,038)	(4,062)
Cash flows from financing activities:
Repurchase of stock related to tax withholdings on vested equity awards	(3,232)	(5,526)
Repurchase of stock related to the stock repurchase program	(17,025)	—
Payment of member tax distributions	(3,645)	(4,723)
Proceeds from the exercise of stock options	1,222	101
Payment of offering costs	—	(29)
Net cash used in financing activities	(22,680)	(10,177)
Net decrease in cash and cash equivalents	(31,170)	(10,401)
Cash and cash equivalents at beginning of period	205,048	216,458
Cash and cash equivalents at end of period	$173,878	$206,057

Non-GAAP Financial Measures
To provide investors and others with additional information regarding Viant’s results, we have included in this press release the following financial measures that are not calculated in accordance with GAAP: contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income (loss) and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP financial measures allow investors to evaluate the Company’s financial performance using some of the same measures as management.
Contribution ex-TAC is a non-GAAP financial measure. Gross profit is the most comparable GAAP financial measure, which is calculated as revenue less platform operations expense. In calculating contribution ex-TAC, we add back other platform operations expense to gross profit. Contribution ex-TAC is a key profitability measure used by our management and board of directors to understand and evaluate our operating performance and trends, develop short- and long-term operational plans and make strategic decisions regarding the allocation of capital. “Traffic acquisition costs” or “TAC” represents amounts incurred and payable to suppliers for the cost of advertising media, third-party data and other add-on features related to our fixed CPM pricing option and certain arrangements related to our percentage of spend pricing option. In particular, we believe that contribution ex-TAC can provide a measure of period-to-period comparisons for all pricing options within our business. Accordingly, we believe that this measure provides information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP operating expenses is a non-GAAP financial measure. Total operating expenses is the most comparable GAAP financial measure. Non-GAAP operating expenses is defined by us as total operating expenses plus other expense (income), net, less TAC, stock-based compensation, depreciation, amortization, and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, and Tax Receivable Agreement ("TRA") remeasurement expense. Non-GAAP operating expenses is a key component in calculating adjusted EBITDA, which is one of the measures we use to provide our business outlook to the investment community. Additionally, non-GAAP operating expenses is used by our management and board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. We believe that the elimination of TAC, stock-based compensation, depreciation, amortization and certain other items not related to our core operations provides another measure for period-to-period comparisons of our business, provides additional insight into our core controllable costs, and is a useful metric for investors because it allows them to evaluate our operational performance in the same manner as our management and board of directors.
Adjusted EBITDA is a non-GAAP financial measure defined by us as net income (loss) before interest expense (income), net, income tax benefit (expense), depreciation, amortization, stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, and TRA remeasurement expense. Net income (loss) is the most comparable GAAP financial measure. Adjusted EBITDA as a percentage of contribution ex-TAC is a non-GAAP financial measure we calculate by dividing adjusted EBITDA by contribution ex-TAC for the period or periods presented. Net income (loss) as a percentage of gross profit is the most comparable GAAP financial measure.
Adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC are used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. In particular, we believe that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a measure for period-to-period comparisons of our business. Adjusted EBITDA as a percentage of contribution ex-TAC, a non-GAAP financial measure, is used by our management and board of directors to evaluate adjusted EBITDA relative to our profitability after costs that are directly variable to revenues, which comprise TAC. Accordingly, we believe that adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC provide information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP net income (loss) is a non-GAAP financial measure defined by us as net income (loss) adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, and TRA remeasurement expense, as well as the income tax effect of these adjustments. Net income (loss) is the most comparable GAAP financial measure. Non-GAAP net income (loss) is a key measure used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and additional insight into our core controllable costs. Accordingly, we believe that non-GAAP net income (loss) provides information to investors and the market generally in understanding and evaluating our results of operations in the same manner as our management and board of directors.
Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is a non-GAAP financial measure defined by us as earnings (loss) per share of Class A common stock—basic and diluted, adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, and TRA remeasurement expense, as well as the income tax effect of these adjustments. Earnings (loss) per share of Class A common stock—basic and diluted is the most comparable GAAP financial measure. Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. Accordingly, we believe that non-GAAP earnings (loss) per share of Class A common stock—basic and diluted provides information to investors and the market generally that aids in the understanding and evaluation of our results of operations in the same manner as our management and board of directors.
Basic non-GAAP earnings (loss) per share of Class A common stock is calculated by dividing the non-GAAP net income (loss) attributable to Class A common stockholders by the number of weighted-average shares of Class A common stock outstanding. Shares of our Class B common stock do not share in our earnings or losses and are therefore not participating securities. As such, separate presentation of basic and diluted non-GAAP earnings (loss) of Class B common stock under the two-class method has not been presented.
Diluted non-GAAP earnings (loss) per share of Class A common stock adjusts the basic non-GAAP earnings (loss) per share for the potential dilutive impact of shares of Class A common stock such as equity awards using the treasury-stock method and Class B common stock using the if-converted method. Diluted non-GAAP earnings (loss) per share of Class A common stock considers the impact of potentially dilutive securities except in periods in which there is a loss because the inclusion of the potential common shares would have an anti-dilutive effect. Shares of our Class B common stock, restricted stock units ("RSUs") and nonqualified stock options ("NQSOs") are considered potentially dilutive shares of Class A common stock. For the three months ended March 31, 2025, Class B common stock has been excluded from the computation of diluted earnings (loss) per share of Class A common stock because the effect would have been anti-dilutive under the if-converted method. For the three months ended March 31, 2024, Class B common stock has been excluded from the computation of diluted earnings (loss) per share of Class A common stock because the effect would have been anti-dilutive under the if-converted method.
These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, the Company’s financial information calculated in accordance with GAAP and should not be considered measures of the Company’s liquidity. Further, these non-GAAP financial measures as defined by the Company may not be comparable to similar non-GAAP financial measures presented by other companies, including peer companies, and therefore comparability may be limited. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that the Company’s future results, cash flows or leverage will be unaffected by other unusual or non-recurring items. Management encourages investors and others to review Viant’s financial information in its entirety and not rely on a single financial measure.
Reconciliation of Non-GAAP Financial Measures
The following tables show the reconciliations of the Company’s non-GAAP financial measures contained in this press release to the most directly comparable GAAP financial measures.
The following table presents the calculation of gross profit and the reconciliation of gross profit to contribution ex-TAC for the periods presented (unaudited; in thousands):

	Three Months Ended March 31,
	2025	2024
Revenue	$70,642	$53,393
Less: Platform operations	(40,080)	(29,880)
Gross profit	30,562	23,513
Add: Other platform operations	12,167	10,608
Contribution ex-TAC	$42,729	$34,121
The following table presents a reconciliation of total operating expenses to non-GAAP operating expenses for the periods presented (unaudited; in thousands):

	Three Months Ended March 31,
	2025	2024
Operating expenses:
Platform operations	$40,080	$29,880
Sales and marketing	14,229	12,899
Technology and development	6,911	5,232
General and administrative	14,281	11,074
Total operating expenses	75,501	59,085
Add:
Other expense, net	325	2
Less:
Traffic acquisition costs	(27,913)	(19,272)
Stock-based compensation	(5,639)	(4,440)
Depreciation and amortization	(4,324)	(4,146)
Restructuring and other(1)	—	(183)
Transaction expense(2)	(298)	—
TRA remeasurement expense(3)	(325)	—
Non-GAAP operating expenses	$37,327	$31,046
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three months ended March 31, 2024.
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the three months ended March 31, 2025.
(3)TRA remeasurement expense reflects the remeasurement of the TRA liability as of March 31, 2025.

The following table presents a reconciliation of net loss to adjusted EBITDA for the periods presented (unaudited; in thousands):

	Three Months Ended March 31,
	2025	2024
Net loss	$(3,307)	$(3,214)
Add back (less):
Interest income, net	(1,724)	(2,381)
Provision for (benefit from) income taxes	(153)	(99)
Depreciation and amortization	4,324	4,146
Stock-based compensation	5,639	4,440
Restructuring and other(1)	—	183
Transaction expense(2)	298	—
TRA remeasurement expense(3)	325	—
Adjusted EBITDA	$5,402	$3,075
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three months ended March 31, 2024.
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the three months ended March 31, 2025.
(3)TRA remeasurement expense reflects the remeasurement of the TRA liability as of March 31, 2025.
The following table presents the calculation of net loss as a percentage of gross profit and the calculation of adjusted EBITDA as a percentage of contribution ex-TAC for the periods presented (unaudited; in thousands, except percentages):

	Three Months Ended March 31,
	2025	2024
Gross profit	$30,562	$23,513
Net loss	$(3,307)	$(3,214)
Net loss as a percentage of gross profit	(11)%	(14)%
Contribution ex-TAC	$42,729	$34,121
Adjusted EBITDA	$5,402	$3,075
Adjusted EBITDA as a percentage of contribution ex-TAC	13%	9%
The following table presents a reconciliation of net loss to non-GAAP net income (loss) for the periods presented (unaudited; in thousands):

	Three Months Ended March 31,
	2025	2024
Net loss	$(3,307)	$(3,214)
Add back (less):
Stock-based compensation	5,639	4,440
Restructuring and other(1)	—	183
Transaction expense(2)	298	—
TRA remeasurement expense(3)	325	—
Income tax benefit (expense) related to Viant Technology Inc.’s share of non-GAAP pre-tax income (loss)(4)	(139)	(61)
Non-GAAP net income	$2,816	$1,348
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three months ended March 31, 2024.
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the three months ended March 31, 2025.
(3)TRA remeasurement expense reflects the remeasurement of the TRA liability as of March 31, 2025.
(4)The estimated income tax effect of our share of income (loss) after non-GAAP reconciling items for the three months ended March 31, 2025 and 2024 is calculated using assumed blended tax rates of 23% and 27%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.

The following table presents a reconciliation of earnings (loss) per share of Class A common stock—basic and diluted to non-GAAP earnings (loss) per share of Class A common stock—basic and diluted for the periods presented (unaudited; in thousands, except per share data):

	Three Months Ended March 31, 2025				Three Months Ended March 31, 2024
	Earnings (Loss) per Share		Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net loss	$(3,307)		$—	$(3,307)	$(3,214)	$—	$(3,214)
Adjustments:
Add back: Stock-based compensation	—		5,639	5,639	—	4,440	4,440
Add back: Restructuring and other(1)	—	`	—	—	—	183	183
Add back: Transaction expense(2)	—		298	298	—	—	—
Add back: TRA remeasurement expense(3)	—		325	325	—	—	—
Income tax benefit (expense) related to Viant Technology Inc.'s share of non-GAAP pre-tax income (loss)(4)	—		(139)	(139)	—	(61)	(61)
Non-GAAP net income (loss)	(3,307)		6,123	2,816	(3,214)	4,562	1,348
Less: Net income (loss) attributable to noncontrolling interests(5)	(2,117)		4,305	2,188	(2,267)	3,348	1,081
Net income (loss) attributable to Viant Technology Inc.—basic	$(1,190)		$1,818	$628	$(947)	$1,214	$267
Add back: Reallocation of net income (loss) attributable to noncontrolling interest from the assumed exchange of RSUs and NQSOs for Class A common stock	—		119	119	—	42	42
Income tax benefit (expense) from the assumed exchange of dilutive securities for Class A common stock	—		(27)	(27)	—	(12)	(12)
Net income (loss) attributable to Viant Technology Inc.—diluted	$(1,190)		$1,910	$720	$(947)	$1,244	$297
Denominator
Weighted-average shares of Class A common stock outstanding —basic	16,439			16,439	15,949		15,949
Effect of dilutive securities:
Restricted stock units	—			2,553	—		1,897
Nonqualified stock options	—			3,047	—		1,034
Weighted-average shares of Class A common stock outstanding —diluted	16,439			22,039	15,949		18,880

Earnings (loss) per share of Class A common stock—basic	$(0.07)			$0.04	$(0.06)		$0.02
Earnings (loss) per share of Class A common stock—diluted	$(0.07)			$0.03	$(0.06)		$0.02

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
Restricted stock units	5,415			—	4,684		—
Nonqualified stock options	4,899			—	6,135		—
Shares of Class B common stock	46,720			46,720	46,985		46,985
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	57,034			46,720	57,804		46,985

(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three months ended March 31, 2024.
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the three months ended March 31, 2025.
(3)TRA remeasurement expense reflects the remeasurement of the TRA liability as of March 31, 2025.
(4)The estimated income tax effect of our share of income (loss) after non-GAAP reconciling items for the three months ended March 31, 2025 and 2024 is calculated using assumed blended tax rates of 23% and 27%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.
(5)The adjustment to net income (loss) attributable to noncontrolling interests represents stock-based compensation, restructuring and other charges and transaction expense attributed to the noncontrolling interests outstanding during the period.